TRI CITY BANKSHARES CORPORATION
                            6400 South 27th Street
                          Oak Creek, Wisconsin 53154
                               ________________


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 June 12, 1996




      TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


      Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 12, 1996 at 9:30 a.m., for the following purposes:

      (1) To elect fourteen members of the Board of Directors to serve for the ensuing year; and

      (2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Holders of common stock of record at the close of business on April 19, 1996, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

      All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


      By Order of the Board of Directors,


      /s/Henry Karbiner, Jr.

      Henry Karbiner, Jr., Secretary

      Oak Creek, Wisconsin
      April 24, 1996

<PAGE)

                       TRI CITY BANKSHARES CORPORATION
                            6400 South 27th Street
                          Oak Creek, Wisconsin 53154


                              PROXY STATEMENT

                        ____________________________



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, June 12, 1996, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, telegraph, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's stock, will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is April 30, 1996.

      Shareholders are asked to complete, sign, and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Henry Karbiner, Jr., at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may also be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

      Only shareholders of record at the close of business on April 19, 1996, will be entitled to vote at the meeting. There were
      2,474,549 shares of the common stock of the Corporation outstanding on that date, each share being entitled to one vote.


          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of February 27, 1996, with respect to its $1.00 par value common stock (being its only outstanding class of equity security) (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's outstanding common stock; (b) shares owned by directors and nominees for director; and (c) shares owned by all directors and officers of the Corporation as a group.

<CAPTION)
                                          Amount and Nature
                                            of Beneficial                    Percent of
Name of Beneficial Owner                    Ownership (1)                     Class (2)
Frank Bauer                              25,044 Shares (3)                      1.012%

Sanford Fedderly                         72,360 Shares (4)                      2.924%

Richard Fitzgerald                        5,738 Shares (5)                       .232%

William Gravitter                       206,137 Shares (6)                      8.330%

Henry Karbiner, Jr.                      65,613 Shares (7)                      2.652%

Christ Krantz                            58,706 Shares                          2.372%

Rudie L. Lauterbach                      15,024 Shares                           .607%

William P. McGovern                      12,000 Shares (8)                       .485%

Ronald K. Puetz                           8,663 Shares (9)                       .350%

John M. Rupcich                           8,264 Shares (10)                      .334%

David A. Ulrich                       1,066,791 Shares (11)                    43.111%

Marilyn T. Ulrich-Graves                 21,383 Shares                           .864%

William J. Werry                         34,412 Shares (12)                     1.391%

Scott A. Wilson                           8,293 Shares (13)                      .335%

All Directors and Officers            1,611,731 Shares                         65.132%
as a group (17 persons)

_____________________

      (1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

      (2) Percentages are based upon the 2,474,549 shares issued and outstanding as of February 27, 1996.

      (3) Includes 2,500 shares registered in the name of Mr. Bauer and his wife, as joint tenants, and 880 shares registered in the name of Mrs. Bauer.

      (4) Includes 35,180 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust, 35,115 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA") for the benefit of Mr. Fedderly.

      (5) Includes 1,453 shares registered in the name of Mr. Fitzgerald and his wife, as to which Mr. Fitzgerald has shared voting and investment power, and 4,285 shares held in a self-directed IRA for the benefit of Mr. Fitzgerald.

      (6)   Includes  3,850  shares  registered  in  the  name  of  Mrs.
            Gravitter.

      (7) Includes 5,345 shares registered in the name of Mrs. Karbiner, and 10,500 shares and 275 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

      (8) Includes 2,880 shares registered in the name of Mr. McGovern and his wife as joint tenants, as to which Mr. McGovern has shared voting and investment power.

      (9) Includes 785 shares registered in the name of Mrs. Puetz and 1,956 shares held in a self-directed IRA for the benefit of Mr. Puetz.

      (10) Includes 3,602 shares registered in the name of Mr. Rupcich and his wife as joint tenants, as to which Mr. Rupcich has shared voting and investment power.

      (11) Includes 113,041 shares registered in the name of Mrs. Ulrich in which Mr. Ulrich disclaims beneficial ownership. Also includes 15,400 shares registered in the name of N.D.C. Inc., in which Mr. Ulrich is President and principal shareholder, and 40,908 shares and 1,085 shares held in self-directed IRAs for the benefit of Mr. Ulrich and Mrs. Ulrich, respectively. Also includes 155,134 shares held under Buy/Sell Agreements with members of Mr. Ulrich's family.

      (12) Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,340 shares registered in the name of Mrs. Werry.

      (13) Includes 4,093 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power and 2,963 shares and 1,237 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs. Wilson, respectively.

      The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                             ELECTION OF DIRECTORS

      The Board of Directors proposes that the fourteen (14) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Mr. Fitzgerald will not be standing for reelection to the Board due to personal health reasons. Proxies received by the Board of Directors will be voted FOR the election of the following fourteen
      (14) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. All of the persons nominated as directors are currently directors of the Corporation and were elected at the last annual meeting held April 11, 1995, for a one year term which expires at the 1996 Annual Meeting. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding common stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.




                   Director                        Principal Occupation During the
Name                Since          Age            Past 5 Years and Other Directorships


Frank J. Bauer       1990           69               Director of the Corporation.  President
                                                     of Frank Bauer Construction Company,
                                                     Inc.  Director  of  Tri City National Bank.

Sanford Fedderly     1980           61                Director of the Corporation.  Retired
                                                      Registered Pharmacist.  Retired President of
                                                      Tri City Pharmacy, Inc., Oak Creek,
                                                      Wisconsin.  Director  of Tri City National Bank.

William Gravitter    1980           67                Director of the Corporation.  President
                                                      of  Hy-View  Mobile Home Park.   Director of  Tri
                                                      City National Bank.

Henry Karbiner, Jr.  1980           55                Executive Vice President, Secretary,
                                                      Treasurer and a Director of the
                                                      Corporation.   President and Director
                                                      of  Tri City National Bank from
                                                      1987 to present.

Christ Krantz         1980          71                 Director of the Corporation.  President
                                                       of  Krantz Realty, Inc., which owns Days Inn,
                                                       Wauwatosa, Wisconsin.  Vice President and
                                                       Secretary of KRK,  Inc., which owns Ramada
                                                       Airport Motel, Milwaukee, Wisconsin.
                                                       Partner in Veterans Linen  Supply   Company.
                                                       Director of Tri City National Bank.

Rudie L. Lauterbach   1980          80                 Director of the Corporation. Semi-retired, Independent
                                                       Accountant,  Elm  Grove, Wisconsin.  Director  of
                                                       Tri City National Bank.



William P. McGovern   1980          80                 Director of the Corporation.  Semi-retired Attorney-at-
                                                       Law, Milwaukee, Wisconsin, served as legal counsel to
                                                       certain of the Tri City National Banks from
                                                       1968 to present. Director of Tri City National Bank.

Robert W. Orth          -            49                Senior Vice President of the Corporation from
                                                       1996.  Executive  Vice President of Tri City
                                                       National Bank from 1996.  Senior Vice
                                                       President  of Bank  One, Milwaukee, NA from  1979
                                                       to 1996.

Ronald K. Puetz       1988           47                Senior  Vice   President and Director of the
                                                       Corporation from 1990 to  present.  Executive
                                                       Vice President and Director  of  Tri   City
                                                       National Bank from  1990 to present.

John M. Rupcich       1993           50                Director of the Corporation.   President
                                                       and Director of  N.D.C., Inc. Executive Vice
                                                       President, Treasurer and  Director of Mega
                                                       Marts, Inc.  Director of Tri City National Bank.


David A. Ulrich        1980          69                President, Chief Executive Officer, Chairman of
                                                       the  Board and Director  of the Corporation.
                                                       Chairman of the Board,  Chief Executive Officer and
                                                       Director  of  Tri   City National  Bank from 1968
                                                       to Present.

Marilyn T. Ulrich-Graves 1990         39               Vice President and Director of the
                                                       Corporation.  Director of Tri City National
                                                       Bank from 1990 to present.

William J. Werry         1980          69              Director of the Corporation.  Retired
                                                       Unit President of Tri City National Bank from
                                                       1990 to 1992.  Director of Tri City National
                                                       Bank from 1990 to present.

Scott A. Wilson          1990           49             Senior Vice President and Director of the
                                                       Corporation.   Executive Vice President and
                                                       Director of Tri City National  Bank from 1990
                                                       to present.

      There is a family relationship between David A. Ulrich and two of the nominees for directorship. Mr. Bauer is Mr. Ulrich's brother-in-law and Ms. Ulrich-Graves is Mr. Ulrich's daughter.

      The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Ulrich, Karbiner, Gravitter, Fedderly and Krantz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 1995, the Executive Committee held four meetings. The Audit Committee is composed of Messrs. Lauterbach, Fedderly, Krantz, and

      McGovern
      and its function is (a) to review the results of audits of the Corporation and its subsidiaries performed by the Corporation's internal auditors, (b) to meet with, and review the results of audits of the Corporation and its subsidiaries performed by the Corporation's independent public accountants, and (c) to recommend the selection of independent public accountants. The Audit Committee held three meetings during 1995. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the fourteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

      The Board of Directors held four meetings during 1995. All directors, except Marilyn Ulrich-Graves and Christ Krantz, attended 75% or more of the meetings of the Board and the committees on which they served during 1995.

                           EXECUTIVE COMPENSATION

      The following table sets forth all cash compensation paid by the Corporation and its subsidiaries to each of the most highly compensated executive officers of the Corporation whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1995.


                          SUMMARY COMPENSATION TABLE


                        Annual Compensation


    Name and                                                    All Other
Principal Position          Year     Salary($)    Bonus($)     Compensation

David A. Ulrich             1995      306,582      63,271         7,528
President and Chief         1994      281,633      54,780         7,500
Executive Officer           1993      249,000      49,800            0

Henry Karbiner, Jr.         1995      221,758      45,669         7,527
Executive Vice-President,   1994      201,047      39,540         7,500
Secretary and Treasurer     1993      179,700      35,940            0

Richard J. Fitzgerald       1995      93,107       19,062         5,593
Senior Vice President       1994      92,694       18,154         5,517
                            1993      84,800       16,960            0

Ronald K. Puetz             1995      105,987      21,731         6,390
Senior Vice President       1994       97,586      18,988         5,818
                            1993       84,800      16,960            0

Scott A. Wilson             1995      101,922      20,788          6,138
Senior Vice President       1994       95,160      18,496          5,671
                            1993       84,800      16,960             0

     (1) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.


                       REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

      Executive Compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

      The bonus portion of Executive Compensation is based entirely on the bank's return on assets. If the return on assets for the twelve month period ending in November is less than the minimum amount of one percent (1%) no cash bonuses are paid. If the return on assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on assets increases the bonus percentage goes up at an increasing rate. The same bonus percentage is applied to all officers of the bank.

      Except for  the bonus, there  is no specific  relationship between
      corporate   performance  and  executive   salaries  and  benefits.
      Executive Compensation is determined by the President and Executive Vice President considering the following factors without assigning any relative weight or importance to any factor:

            1.    Current Compensation
            2.    Cost of Living
            3.    Salaries Paid to Executives at Other Banks
            4.    Performance of the Bank During the Prior Year
            5.    Prospects of Future Growth and Performance
            6.    The Individual Performance of the Executive

      Stock price is not a factor in determining executive salaries or bonuses.

      The  salaries  determined  by  the President  and  Executive  Vice
      President are submitted to the full Board of Directors for approval. After reviewing the recommendations the Board members have an opportunity to discuss any factors they deem relevant - there is no agenda or specific list of factors to be discussed. The recommendations of the President and Executive Vice President are usually approved by the Board without adjustment.

      The Corporation continues to follow its long standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                           By the Board of Directors


  Frank Bauer             Sanford Fedderly        Richard Fitzgerald
  William Gravitter       Henry Karbiner, Jr.     Christ Krantz
  Rudie L. Lauterbach     William P. McGovern     Ronald K. Puetz
  John M. Rupcich         David A. Ulrich         Marilyn T. Ulrich-Graves
  William J. Werry        Scott A. Wilson

                            STOCK PERFORMANCE GRAPH

      The following graphs show the cumulative stockholder return on the Corporation's common stock over the last five fiscal years and ten fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks assuming that $100 is invested on December 31, 1990 and December 31, 1985, respectively, with dividends reinvested.

      TRI CITY FIVE YEAR STOCK PERFORMANCE

 PERIOD (FISCAL                            MAJOR              TRI CITY
 YEAR COVERED)         S & P 500       REGIONAL BANKS        BANKSHARES


     1990                100.00            100.00               100.00
     1991                130.47            178.89               105.00
     1992                140.41            227.80               112.38
     1993                154.57            241.51               129.85
     1994                156.61            228.59               148.83
     1995                215.46            359.94               170.28

      TRI CITY TEN YEAR STOCK PERFORMANCE

 PERIOD (FISCAL                             MAJOR              TRI CITY
 YEAR COVERED)          S & P 500       REGIONAL BANKS        BANKSHARES

      1985                100.00            100.00              100.00
      1986                118.56            102.87              158.95
      1987                124.61             83.05              215.14
      1988                145.30            104.89              247.02
      1989                191.35            128.10              277.04
      1990                185.42             91.37              300.45
      1991                241.92            163.46              315.47
      1992                260.35            208.15              337.64
      1993                286.59            220.68              390.11
      1994                290.38            208.87              447.15
      1995                399.50            328.89              511.58

                                DIRECTORS' FEES

      In 1995, the directors of the Corporation, who were not also officers of Tri City Bankshares Corporation, received $400 for each Board meeting attended. In 1996 such directors will receive a retainer of $2,800 and $500 for each Board meeting attended.

                 LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

      The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 1995 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners, or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

      David A. Ulrich, an officer and director of the Corporation, is the principal shareholder in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, a Tri City National Bank branch office located in Milwaukee, and ten Tri City National Bank branch offices located in Pick N'Save food stores in Brookfield,
      Greenfield, Milwaukee, Oak Creek and West Allis. The Central Office building lease has a twenty-year term, through 1996, with two, five-year renewal options. The branches located in local food stores have lease terms of five years, through December 1999, with three five-year renewal options. The annual rental for 1995 paid in connection with all of the aforementioned leases was $272,157, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Bank is also obligated to pay property taxes, insurance, and maintenance costs associated with the building.


                                OTHER BUSINESS

      The Board of Directors knows of no other business which may come before the Annual Meeting. In the event that any other business not known or determined at this time does come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.


                               VOTING OF PROXIES

      Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement. Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Any shares not voted affirmatively, whether by abstention or broker nonvote, will generally have no impact on the election of directors.

                        INDEPENDENT PUBLIC ACCOUNTANTS

      As of the date of this Proxy Statement, the Audit Committee and the Board of Directors has selected the independent accounting firm of Ernst & Young to serve as its auditors for the year ending December 31, 1996. Ernst & Young has served as the Corporation's accountants for the past twelve years. The services provided by Ernst & Young since January 1, 1995 consisted of assisting in the preparation of financial statements, and audit reports with respect thereto, for the Corporation and its subsidiaries, and providing assistance in the preparation of periodic reports filed with the Securities and Exchange Commission. Representatives of said firm are expected to be present at the Annual Shareholders' Meeting and will have the opportunity to make a statement if they choose to do so and will be available to respond to appropriate questions.


                            SHAREHOLDERS' PROPOSALS

      Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 1997 Annual Meeting of Shareholders must be received by the Corporation no later than December 25, 1996.

                           PENDING LEGAL PROCEEDINGS

      No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.

                     SECTION 16(a) REPORTING DELINQUENCIES

      The Corporation believes that during 1995 its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                   FORM 10-K

      A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1995 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 19, 1996 RECORD DATE BY WRITTEN REQUEST TO HENRY KARBINER, JR., SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.



      By Order of the Board of Directors

      /S/Henry Karbiner, Jr.
      Henry Karbiner, Jr., Secretary


      Oak Creek, Wisconsin

      April 24, 1996

      IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 1996 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN, AND RETURN THE PROXY AS SOON AS POSSIBLE.

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PROXY                 Tri City Bankshares Corporation                   PROXY
                        Annual Meeting-June 12, 1996
         This proxy is solicited on behalf of the Board of Directors


The undersigned hereby appoints David A. Ulrich, William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as his proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 12, 1996 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors   For all nominees listed below    WITHHOLD AUTHORITY
                           (or their substitutes if any     to vote for all
                            nominees shall be unable to     nominees listed
                            stand for election)             below.



FRANK BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., CHRIST KRANTZ, RUDIE L. LAUTERBACH, WILLIAM P. MCGOVERN, ROBERT W. ORTH, RONALD K. PUETZ, JOHN M. RUPCICH, DAVID A. ULRICH, MARILYN T. ULRICH-GRAVES, WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                 (Over)
______________________________________________________________________________


           The Board of Directors recommends a vote FOR item 1.

2. In their discretion on such other business as may property come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                  Date_______________, 1996
                                  _________________________
                                  _________________________


                                   Please   sign   exactly  as   name
                                   appears   hereon.      For   joint
                                   accounts,   all   tenants   should
                                   sign.  Executors,  Administrators,
                                   Trustees,    etc.,    should    so
                                   indicate when signing.






































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